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                                 EXHIBIT 10.7.3


                           ADMARK SETTLEMENT AGREEMENT




                    IN THE CIRCUIT COURT OF THE 11TH JUDICIAL
                     CIRCUIT IN AND FOR DADE COUNTY, FLORIDA
                          GENERAL JURISDICTION DIVISION


ADMARK INTERNATIONAL, LTD.,             :
a Bangladeshi Corp.,
                                        :
     Plaintiff,
vs.                                     :         CASE NO. 91-08435 (10)

NORVALLE TRADING COMPANY, LTD.,         :
an Isle of Man Corporation
INTERNATIONAL AIRLINE SUPPORT           :
GROUP, INC., a Florida Corporation,
and RICHARD R. WELLMAN,                 :

     Defendants.                        :

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                             SETTLEMENT STIPULATION

     Plaintiff, Admark International Ltd., and Defendant, International Airline Support Group, Inc., ("IASG") hereby stipulate and agree to compromise and settle the above styled case in accordance to the following terms and conditions:

     1. IASG agrees to pay to Plaintiff and Plaintiff agrees to accept from IASG the sum of $520,000 in full and final settlement of the judgment entered herein on November 16, 1994, subject to the terms of this agreement.
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     2.(A)  IASG shall pay the aforesaid sum of $520,000 as follows:

     (1)  $135,000 to be paid on or before January 31, 1995.

     (2)  $35,000 to be paid on or before April 1, 1995.

     (3)  $35,000 to be paid on or before July 1, 1995.

     (4)  $35,000 to be paid on or before October 1, 1995.

     (5)  $35,000 to be paid on or before January 1, 1996.

     (6)  $35,000 to be paid on or before April 1, 1996.

     (7)  $35,000 to be paid on or before July 1, 1996.

     (8)  $35,000 to be paid on or before October 1, 1996.

     (9)  $35,000 to be paid on or before January 1, 1997.

     (10) $35,000 to be paid on or before April 1, 1997.

     (11) $35,000 to be paid on or before July 1, 1997.

     (12) $35,000 to be paid on or before October 1, 1997.

     (B) IASG shall submit each of the foregoing payments to Hoffman & Hertzig, P.A., Trust Account, c/o Carl H. Hoffman, Hoffman & Hertzig, P.A., 241 Sevilla Avenue, Suite 900, Coral Gables, Florida 33134.

     3. Plaintiff agrees that it will not execute or levy on the property of IASG, or otherwise attempt to enforce the judgment, so long as IASG is in compliance with the terms of this agreement.

     4. As soon as the total sum of $520,000 has been paid in full, in accordance with the terms of this agreement, Plaintiff shall deliver to IASG a Satisfaction of Judgment in recordable form.

     5. If, for any reason, IASG fails to make any payment due under the terms of this agreement on the date agreed, the entire
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amount of the judgment, less all amounts paid hereunder, together with accrued interest thereon, shall become immediately due and payable and Plaintiff may execute and levy upon IASG's property or take other appropriate legal action to satisfy the full unpaid balance; PROVIDED, HOWEVER, that before undertaking any action to execute or levy on IASG's property or otherwise collect on the judgment, Plaintiff shall serve a Notice of Non-Payment upon IASG's counsel, either by fax and U.S. Mail, or by hand-delivery, at the address specified in paragraph 6 below. IASG shall have ten (10) days after receipt of such Notice of Non-Payment to hand-deliver either (1) proof of timely payment or (2) the past due payment together with a penalty of $500, to Plaintiff's counsel at the address specified in paragraph 2(B) above. It is agreed that IASG shall be liable for the costs and attorney's fees incurred by Plaintiff by reason of execution and levy or other appropriate legal action.

     6. All notices required to be submitted to IASG's counsel may be mailed or delivered to Jarvis & Roffino, 550 Biltmore Way, Suite 830, Coral Gables, Florida 33134, or submitted by fax to 305-445-4545.

     7. The parties agree and stipulate to the entry forthwith of an order denying IASG's Motion For Judgment In Accordance With Motion For Directed Verdict, Or For A New Trial, Or For Remittitur.

     8. The court herein shall retain jurisdiction to enforce the settlement stipulation and the judgment relating thereto.
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     Dated this 31st day of January, 1995.



Hoffman & Hertzig, P.A.                      Jarvis & Roffino
241 Sevilla Avenue, Ste 900                  550 Biltmore Way, Ste 830
Coral Gables, Florida  33134                 Coral Gables, Florida  33134
Telephone:  (305) 445-3100                   Telephone:  (305) 448-4848

By:                                          By:
   ________________________                      ___________________________
     Carl H. Hoffman                                   James W. Jarvis